32.2 SECTION 1350 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Commonwealth Income & Growth Fund V, (the “Company”) on Form 10-Q for the three months ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kimberly A. Springsteen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Kimberly A. Springsteen
Kimberly A. Springsteen
Chief Financial Officer
November 13, 2007